UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2022
Date of reporting period: December 31, 2022

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Davis FUNDS

50 YEARS DAVIS ADVISORS

(part of Davis Series, Inc.)

December 31, 2022

ANNUAL REPORT

THE EQUITY SPECIALISTS

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. (the “Funds”) prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments and Form N-MFP
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters [excluding Davis Government Money Market Fund]). Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Forms N-CSR (Annual and Semi-Annual Reports), N-PORT Part F, and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings (other than Davis Government Bond Fund and Davis Government Money Market Fund) is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We value the trust you have placed in us and look forward to continuing our investment journey together.

Sincerely,

Christopher C. Davis
President

February 1, 2023

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview

Davis Opportunity Fund outperformed the Standard & Poor’s 1500® Index (“S&P 1500®”or the “Index”) for the twelve-month period ended December 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -14.08%, versus a -17.78% return for the S&P 1500®.

Index Overview

S&P 1500®
•	Strongest performing sectors[1]
-	Energy (+64%), Utilities (+1%), and Consumer Staples (-1%)

•	Weakest performing sectors
-	Communication Services (-40%), Consumer Discretionary (-36%), and Information Technology (-29%)

Contributors2 to Performance

•	Health Care - outperformed the Index sector (+9% vs -3%) and overweight (average weighting 26% vs 14%)
-	Cigna[3] (+47%) - largest individual contributor
-	UnitedHealth Group (+7%) and Humana (+11%)

•	Materials - outperformed the Index sector (+34% vs -11%)
-	Teck Resources (+34%)

•	Underweight in three weakest performing Index sectors
-	Information Technology (average weighting 10% vs 25%)
o	Samsung Electronics (+14%) - new Fund holding
-	Consumer Discretionary (average weighting 6% vs 11%)
-	Communication Services (average weighting 5% vs 8%)

•	Overweight in stronger performing sectors
-	Financials (average weighting 25% vs 12%)
o	Markel (+7%), Berkshire Hathaway (+3%), and AIA Group (+12%)
-	Industrials (average weighting 19% vs 9%)
o	Raytheon Technologies (+20%) and WESCO International (+21%) (new Fund holding)

Detractors from Performance

•	Industrials - underperformed the Index sector (-15% vs -6%)
-	Schneider Electric (-27%)

•	Consumer Staples - underperformed the Index sector (-31% vs -1%) and underweight (average weighting 3% vs 6%)

•	Communication Services - underperformed the Index sector (-55% vs -40%)
-	Alphabet (-39%), Vimeo (-81%), and IAC (-66%)

•	No exposure in Energy or Utilities, the two highest performing sectors of the S&P 1500®, respectively.

•	Individual holdings
-	Capital One Financial (-35%) and Delivery Hero (-54%) (new Fund holding) - two largest individual detractors
-	Intel (-47%), U.S. Bancorp (-19%), Amazon (-50%), and Applied Materials (-38%)

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: stock market risk, common stock risk, foreign country risk, headline risk, large-capitalization companies risk, mid- and small-capitalization companies risk, manager risk, depositary receipts risk, emerging market risk, fees and expenses risk, and foreign currency risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2022, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Standard & Poor’s 1500® Index over 10 years for an investment made on December 31, 2012

Average Annual Total Return for periods ended December 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(14.08)%	5.62%	11.54%	10.16%	12/01/94	0.94%	0.94%
Class A - with sales charge*	(18.16)%	4.60%	11.00%	9.98%	12/01/94	0.94%	0.94%
Class C**	(15.53)%	4.77%	10.84%	7.46%	08/15/97	1.76%	1.75%
Class Y	(13.85)%	5.87%	11.81%	7.80%	09/18/97	0.69%	0.69%
S&P 1500® Index***	(17.78)%	9.15%	12.39%	10.07%

The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund underperformed the Bloomberg U.S. Government 1-3 Year Bond Index (the “Bloomberg Index”) for the twelve-month period ended December 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -5.29%, versus a -3.81% return for the Bloomberg Index.

The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. The Fund maintained a weighted average maturity of 2.94 years during the period. The Fund remains almost exclusively invested in mortgage-backed securities. The largest position during the period was in collateralized mortgage obligations (average weighting of 61%). Additionally, the Fund had a significant average weighting (16%) in repurchase agreements (cash).

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: U.S. government securities risk, repurchase agreement risk, credit risk, changes in debt rating risk, fees and expenses risk, inflation risk, interest rate risk, extension and prepayment risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2022, unless otherwise noted.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Bloomberg U.S. Government 1-3 Year Bond Index
over 10 years for an investment made on December 31, 2012

Average Annual Total Return for periods ended December 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(5.29)%	(0.33)%	(0.17)%	2.50%	12/01/94	1.26%	1.00%
Class A - with sales charge*	(9.79)%	(1.30)%	(0.66)%	2.32%	12/01/94	1.26%	1.00%
Class C**	(6.82)%	(1.07)%	(0.80)%	1.75%	08/19/97	2.84%	1.75%
Class Y	(5.01)%	(0.08)%	0.11%	2.02%	09/01/98	0.95%	0.75%
Bloomberg U.S. Government 1-3 Year Bond Index***	(3.81)%	0.74%	0.66%	3.18%

The Bloomberg U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview

Davis Financial Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®” or the “Index”) for the twelve-month period ended December 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -8.91%, versus a -18.11% return for the S&P 500®.

Index Overview

S&P 500®
•	Strongest performing sectors[1]
-	Energy (+66%), Utilities (+1%), and Consumer Staples (-1%)
•	Weakest performing sectors
-	Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-29%)

S&P 500® Financials industries
•	Strongest performing
-	Insurance (+10%) and Diversified Financial Services (+1%)
•	Weakest performing
-	Banks (-19%), Consumer Finance (-19%), and Capital Markets (-17%)

Contributors2 to Performance

•	Insurance - outperformed the Index industry (+12% vs +10%)
-	Chubb[3] (+16%) - largest individual contributor
-	Alleghany (+25%), Markel (+7%), Everest Re Group (+24%), and Loews (+1%)
-	Alleghany - no longer a Fund holding

•	Diversified Financial Services - outperformed the Index industry (+4% vs +1%)
-	Berkshire Hathaway (+4%)

•	Banks - outperformed the Index industry (-12% vs -19%)
-	Danske Bank (+16%), DBS Group Holdings (+9%), and Metro Bank (+12%)

•	Select non-financial company
-	Prosus (+22%) - new Fund holding

Detractors from Performance

•	Consumer Finance - underperformed the Index industry (-27% vs -19%)
-	Capital One Financial (-35%) - largest individual detractor

•	Individual Bank holdings
-	Bank of America (-24%), U.S. Bancorp (-19%), PNC Financial (-19%), JPMorgan Chase (-13%), Wells Fargo (-12%), Bank of N.T. Butterfield (-18%), and Fifth Third Bancorp (-10%)
-	Fifth Third Bancorp - new Fund holding

•	Other select holdings
-	Rocket Companies (-46%) and Bank of New York Mellon (-19%)

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: stock market risk, common stock risk, financial services risk, credit risk, interest rate sensitivity risk, focused portfolio risk, headline risk, foreign country risk, large-capitalization companies risk, manager risk, depositary receipts risk, fees and expenses risk, foreign currency risk, emerging market risk, and mid- and small-capitalization companies risk. See the prospectus for a full description of each risk.
Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period 1or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2022, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2012

Average Annual Total Return for periods ended December 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(8.91)%	4.66%	10.04%	10.83%	05/01/91	0.95%	0.95%
Class A - with sales charge*	(13.24)%	3.65%	9.51%	10.67%	05/01/91	0.95%	0.95%
Class C**	(10.49)%	3.85%	9.31%	6.71%	08/12/97	1.73%	1.73%
Class Y	(8.70)%	4.90%	10.27%	7.73%	03/10/97	0.72%	0.72%
S&P 500® Index***	(18.11)%	9.42%	12.56%	9.76%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview

Davis Appreciation & Income Fund outperformed the Standard & Poor’s 500® Index (“S&P 500®”or the “Index”) for the twelve-month period ended December 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -15.64%, versus a -18.11% return for the S&P 500®.

The Fund ended the period with 79% of net assets invested in equities, 16% in fixed-income securities, and 5% in repurchase agreements and cash.

Index Overview

S&P 500®
•	Strongest performing sectors[1]
-	Energy (+66%), Utilities (+1%), and Consumer Staples (-1%)

•	Weakest performing sectors
-	Communication Services (-40%), Consumer Discretionary (-37%), and Information Technology (-29%)

Contributors2 to Performance

•	Financials (Equities only) - outperformed the Index sector (-7% vs -10%) and significantly overweight (average weighting 41% vs 12%)
-	Julius Baer[3] (+13%) (new Fund holding), Chubb (+16%), Danske Bank (+16%), Berkshire Hathaway (+3%), AIA Group (+12%), DBS Group Holdings (+9%), and Markel (+7%)

•	Health Care (Equities only) - outperformed the Index sector (+3% vs -2%)
-	Cigna (+47%) - largest individual contributor

•	Underweight in three weakest performing Index sectors (Equities only)
-	Information Technology (average weighting 15% vs 26%)
-	Consumer Discretionary (average weighting 4% vs 11%)
-	Communication Services (average weighting 7% vs 9%)

•	Given the down market, the Fund benefited relative to the S&P 500® from its position in fixed-income securities (-6%)

Detractors from Performance

•	Industrials (Equities only) - underperformed the Index sector (-18% vs -6%) and underweight (average weighting 2% vs 8%)

•	No equity exposure in Energy, Utilities, or Consumer Staples, the three highest performing sectors of the S&P 500®, respectively.

•	Communication Services (Equities only) - underperformed the Index sector (-44% vs -40%)
-	Alphabet (-39%) - largest individual detractor
-	Meta Platforms (-64%)

•	Information Technology (Equities only) - underperformed the Index sector (-31% vs -29%)
-	Applied Materials (-38%), Intel (-47%), and Microsoft (-28%)

•	Underweight in Health Care (Equities only) - (average weighting 9% vs 14%)
-	Viatris (-14%)

•	Individual equity holdings from Financials and Consumer Discretionary
-	Capital One Financial (-35%), Wells Fargo (-12%), and Bank of New York Mellon (-19%)
-	Amazon (-50%)

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: stock market risk, common stock risk, headline risk, large-capitalization companies risk, manager risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, variable current income risk, credit risk, convertible securities risk, changes in debt rating risk, extension and prepayment risk, foreign country risk, depositary receipts risk, fees and expenses risk, mid- and small-capitalization companies risk, and high-yield, high-risk debt securities risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2022, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2012

Average Annual Total Return for periods ended December 31, 2022

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(15.64)%	4.22%	6.61%	7.56%	05/01/92	1.00%	1.00%
Class A - with sales charge*	(19.65)%	3.21%	6.10%	7.40%	05/01/92	1.00%	1.00%
Class C**	(17.10)%	3.42%	5.93%	5.17%	08/12/97	1.97%	1.75%
Class Y	(15.37)%	4.56%	6.90%	6.56%	11/13/96	0.68%	0.68%
S&P 500® Index***	(18.11)%	9.42%	12.56%	9.69%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview

Davis Real Estate Fund performed in line with the Wilshire U.S. Real Estate Securities Index (“Wilshire Index” or the “Index”) for the twelve-month period ended December 31, 2022 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of -26.74%, versus a -26.75% return for the Wilshire Index.

Index Overview

Wilshire Index
•	Strongest performing sub-industries[1]
-	Diversified REITs (-5%), Hotels, Resorts & Cruise Lines (-6%), and Hotel & Resort REITs (-12%)

•	Weakest performing sub-industries
-	Office REITs (-36%), Residential REITs (-32%), and Real Estate Operating Companies (-31%)

Contributors2 to Performance

•	Specialized REITs - outperformed the Index sub-industry (-25% vs -27%) and overweight (average weighting 24% vs 22%)
-	CatchMark Timber Trust[3] (+27%) and VICI Properties (+13%)
-	CatchMark Timber Trust - no longer a Fund holding

•	Residential REITs - performed in line with the Index sub-industry (both -32%) and underweight (average weighting 18% vs 23%)
-	American Campus Communities (+14%) - largest individual contributor but no longer a Fund holding after announced it was being taken private

•	Repurchase agreement position (cash) in a down market (3% average position)

•	Recently added UK Office REIT investments
-	Derwent London (+31%) and Great Portland Estates (+19%)

Detractors from Performance

•	Office REITs - underperformed the Index sub-industry (-39% vs -36%) and overweight (average weighting 12% vs 10%)
-	Alexandria Real Estate Equities (-33%) and Douglas Emmett (-51%)

•	Industrial REITs - underperformed the Index sub-industry (-32% vs -30%)
-	Prologis (-31%) - largest individual detractor
-	Rexford Industrial Realty (-31%) and Terreno Realty (-32%)

•	Underweight in Diversified REITs (average weighting 1% vs 2%)

•	Individual holdings from Specialized REITs and Residential REITs
-	Digital Realty Trust (-41%) and American Tower (-26%)
-	Essex Property Trust (-38%), AvalonBay Communities (-34%), and Equity Residential (-32%)

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: stock market risk, common stock risk, real estate risk, headline risk, large-capitalization companies risk, manager risk, fees and expenses risk, mid- and small-capitalization companies risk, and variable current income risk. See the prospectus for a full description of each risk.
Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both positive and negative, is expected to reflect the economic performance of the real estate sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2022, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2022, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company’s or sub-industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
Management’s Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2012

Average Annual Total Return for periods ended December 31, 2022

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(26.74)%	2.89%	5.75%	8.51%	01/03/94	0.95%	0.95%
Class A - with sales charge*	(30.22)%	1.89%	5.24%	8.33%	01/03/94	0.95%	0.95%
Class C**	(28.01)%	2.05%	5.02%	6.65%	08/13/97	1.93%	1.75%
Class Y	(26.56)%	3.11%	5.98%	7.99%	11/08/96	0.72%	0.72%
S&P 500® Index***	(18.11)%	9.42%	12.56%	9.64%
Wilshire U.S. Real Estate Securities Index***	(26.75)%	3.36%	6.48%	9.14%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 8 years, the “10-Year” and “Since Inception” returns for Class C reflect Class A performance for the period after conversion.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2022

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Stock Holdings)

			Fund	S&P 1500®
Common Stock (U.S.)	82.68%	Health Care	28.18%	15.37%
Common Stock (Foreign)	16.01%	Capital Goods	21.19%	6.67%
Short-Term Investments	1.73%	Banks	11.20%	4.28%
Other Assets & Liabilities	(0.42)%	Information Technology	9.21%	24.62%
	100.00%	Diversified Financials	7.27%	5.20%
		Retailing	5.34%	5.34%
		Insurance	5.18%	2.55%
		Materials	4.64%	3.03%
		Media & Entertainment	3.99%	5.69%
		Food, Beverage & Tobacco	2.55%	3.76%
		Transportation	1.25%	1.76%
		Energy	–	5.14%
		Utilities	–	3.22%
		Other	–	13.37%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/22 Net Assets)

Cigna Corp.	Health Care Equipment & Services	7.96%
Wells Fargo & Co.	Banks	6.52%
Viatris Inc.	Pharmaceuticals, Biotechnology & Life Sciences	5.89%
Quest Diagnostics Inc.	Health Care Equipment & Services	5.86%
Owens Corning	Capital Goods	5.21%
UnitedHealth Group Inc.	Health Care Equipment & Services	4.70%
Teck Resources Ltd., Class B	Materials	4.58%
U.S. Bancorp	Banks	4.53%
Capital One Financial Corp.	Consumer Finance	4.37%
Markel Corp.	Property & Casualty Insurance	3.60%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2022

New Positions Added (01/01/22-12/31/22)
(Highlighted positions are those greater than 1.50% of the Fund’s 12/31/22 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/22 Net Assets
Delivery Hero SE	Retailing	01/04/22	1.60%
MasterBrand, Inc.	Capital Goods	12/15/22	1.36%
Prosus N.V., Class N	Retailing	01/04/22	1.30%
Samsung Electronics Co., Ltd.	Technology Hardware & Equipment	10/13/22	0.33%
WESCO International, Inc.	Capital Goods	07/05/22	0.68%

Positions Closed (01/01/22-12/31/22)
(Gains and losses greater than $6,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
China Index Holdings Ltd., Class A, ADR	Commercial & Professional Services	12/12/22	$(448,884)
DXC Technology Co.	Software & Services	10/04/22	(404,679)
Missfresh Ltd., Class B, ADS	Food & Staples Retailing	05/31/22	(10,494,280)
Quotient Technology Inc.	Retailing	01/12/22	(495,802)
VMware, Inc., Class A	Software & Services	10/12/22	22,831
Vroom, Inc.	Retailing	05/10/22	(6,441,798)

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2022

Portfolio Composition		Fixed Income Portfolio Composition
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Bond Holdings)

Fixed Income	97.89%	Collateralized Mortgage Obligations	77.44%
Short-Term Investments	2.23%	Fannie Mae Mortgage Pools	10.43%
Other Assets & Liabilities	(0.12)%	Ginnie Mae Mortgage Pools	9.23%
	100.00%	Freddie Mac Mortgage Pools	2.90%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/22 Net Assets)

Ginnie Mae, 4.5807%, 12/20/71	Collateralized Mortgage Obligations	11.00%
Ginnie Mae, 3.3451% (30 day SOFR + 1.15%), 02/20/71	Collateralized Mortgage Obligations	9.53%
Ginnie Mae, 2.25%, 03/20/66	Collateralized Mortgage Obligations	9.23%
Ginnie Mae, 0.8831% (30 day SOFR + 0.55%), 02/20/67	Collateralized Mortgage Obligations	7.20%
Fannie Mae, 3.57%, 11/01/25, Pool No. BL0533	Fannie Mae Mortgage Pools	6.77%
Ginnie Mae, 4.555%, 08/20/71, Pool No. 785652	Ginnie Mae Mortgage Pools	5.91%
Freddie Mac, 1.00%, 03/25/51	Collateralized Mortgage Obligations	4.38%
Ginnie Mae, 1.00%, 06/20/51	Collateralized Mortgage Obligations	3.71%
Fannie Mae, 5.1987% (1 mo. LIBOR US + 0.81%), 12/25/39	Collateralized Mortgage Obligations	3.16%
Ginnie Mae, 4.557%, 04/20/70, Pool No. BT6816	Ginnie Mae Mortgage Pools	3.12%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2022

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Portfolio Holdings)

Repurchase Agreements	67.54%	0-30 Days	81.00%
Federal Home Loan Bank	13.70%	31-90 Days	5.73%
Federal Farm Credit Bank	9.04%	91-180 Days	8.33%
Mortgages	8.09%	181-397 Days	4.94%
Other Assets & Liabilities	1.63%		100.00%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2022

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	76.07%	Banks	46.40%	3.83%
Common Stock (Foreign)	23.27%	Insurance	18.11%	2.45%
Short-Term Investments	0.54%	Capital Markets	12.90%	3.13%
Other Assets & Liabilities	0.12%	Consumer Finance	11.10%	0.51%
	100.00%	Diversified Financial Services	6.99%	1.73%
		Retailing	2.79%	5.47%
		Thrifts & Mortgage Finance	1.71%	–
		Information Technology	–	25.74%
		Health Care	–	15.82%
		Media & Entertainment	–	6.08%
		Capital Goods	–	6.06%
		Energy	–	5.23%
		Other	–	23.95%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/22 Net Assets)

Capital One Financial Corp.	Consumer Finance	7.29%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.95%
Wells Fargo & Co.	Banks	6.72%
JPMorgan Chase & Co.	Banks	6.56%
Chubb Ltd.	Property & Casualty Insurance	6.01%
Markel Corp.	Property & Casualty Insurance	5.86%
Julius Baer Group Ltd.	Capital Markets	5.59%
Bank of New York Mellon Corp.	Capital Markets	5.42%
U.S. Bancorp	Banks	5.28%
DBS Group Holdings Ltd.	Banks	4.94%

New Positions Added (01/01/22-12/31/22)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/22 Net Assets
Fifth Third Bancorp	Banks	05/06/22	4.42%
Prosus N.V., Class N	Retailing	03/10/22	2.77%

Positions Closed (01/01/22-12/31/22)
Security	Industry	Date of Final Sale	Realized Gain
Alleghany Corp.	Reinsurance	06/14/22	$11,363,846

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2022

Asset Allocation		Equity Industry Weightings
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Stock Holdings)

			Fund	S&P 500®
Equities	78.88%	Diversified Financials	25.93%	5.38%
Fixed Income	16.49%	Banks	20.11%	3.83%
Short-Term Investments	4.50%	Information Technology	17.65%	25.74%
Other Assets & Liabilities	0.13%	Health Care	12.77%	15.82%
	100.00%	Insurance	9.02%	2.45%
		Media & Entertainment	7.31%	6.08%
		Capital Goods	3.95%	6.06%
		Retailing	3.26%	5.47%
		Energy	–	5.23%
		Food, Beverage & Tobacco	–	3.90%
		Utilities	–	3.18%
		Materials	–	2.73%
		Other	–	14.13%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund’s 12/31/22 Stock Holdings)		(% of Fund’s 12/31/22 Net Assets)

Common Stock (U.S.)	85.87%	Berkshire Hathaway Inc., Class B	8.18%
Common Stock (Foreign)	14.13%	Wells Fargo & Co.	5.49%
	100.00%	Alphabet Inc., Class C	4.94%
		Capital One Financial Corp.	4.87%
		Applied Materials, Inc.	4.81%
		Texas Instruments Inc.	4.12%
		Quest Diagnostics Inc.	3.69%
		Julius Baer Group Ltd.	3.55%
		Viatris Inc.	3.45%
		Chubb Ltd.	3.01%

Fixed Income Portfolio Composition		Top 5 Fixed Income Holdings
(% of Fund’s 12/31/22 Bond Holdings)		(% of Fund’s 12/31/22 Net Assets)

Mortgages	49.58%	Goldman Sachs Group, Inc., Sr. Notes, 4.9365%
Corporate Bonds	45.14%	(SOFR + 0.81%), 03/09/27	1.82%
Municipal Bonds	5.28%	CVS Health Corp., Sr. Notes, 4.30%, 03/25/28	1.35%
	100.00%	Occidental Petroleum Corp., Sr. Notes, 5.50%, 12/01/25	1.22%
		General Electric Co., Sr. Notes, 5.0791% (3 mo. LIBOR US + 1.00%), 04/15/23	1.17%
		Morgan Stanley BAML Trust, Series 2014-C19, Class A3, 3.246%, 12/15/47	1.07%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2022

New Positions Added (Equities & Corporate Bonds only) (01/01/22-12/31/22)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/22 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/22 Net Assets
CVS Health Corp., Sr. Notes,
4.30%, 03/25/28	Health Care Equipment & Services	04/08/22	1.35%
Julius Baer Group Ltd.	Capital Markets	05/27/22	3.55%
Occidental Petroleum Corp.,
Sr. Notes, 5.50%, 12/01/25	Energy	03/14/22	1.22%
Owens Corning	Capital Goods	04/05/22	2.08%

Positions Closed (Equities & Corporate Bonds only) (01/01/22-12/31/22)
(Gains and losses greater than $20,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
CVS Health Corp., Sr. Notes,
5.00%, 12/01/24	Health Care Equipment & Services	04/08/22	$20,566
CVS Health Corp., Sr. Notes,
3.875%, 07/20/25	Health Care Equipment & Services	04/08/22	7,490
DNB Bank ASA	Banks	06/01/22	11,453
Thornburg Mortgage, Inc., Sr. Notes,	Mortgage Real Estate Investment
8.00%, 05/15/13	Trusts (REITs)	12/15/22	(5,076,847)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2022

Portfolio Composition		Sub-Industry Weightings
(% of Fund’s 12/31/22 Net Assets)		(% of 12/31/22 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	95.12%	Specialized REITs	25.96%	22.13%
Common Stock (Foreign)	1.20%	Residential REITs	17.59%	21.27%
Short-Term Investments	3.17%	Industrial REITs	16.27%	17.47%
Other Assets & Liabilities	0.51%	Office REITs	13.79%	8.97%
	100.00%	Retail REITs	13.20%	12.81%
		Health Care REITs	6.60%	10.50%
		Hotel & Resort REITs	3.77%	3.78%
		Diversified REITs	1.45%	2.26%
		Integrated Telecommunication Services	1.37%	–
		Hotels, Resorts & Cruise Lines	–	0.57%
		Real Estate Operating Companies	–	0.24%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/22 Net Assets)

Prologis, Inc.	Industrial REITs	7.16%
Public Storage	Specialized REITs	4.73%
Equinix, Inc.	Specialized REITs	4.50%
Alexandria Real Estate Equities, Inc.	Office REITs	4.18%
Simon Property Group, Inc.	Retail REITs	4.06%
Brixmor Property Group, Inc.	Retail REITs	3.96%
American Tower Corp.	Specialized REITs	3.77%
AvalonBay Communities, Inc.	Residential REITs	3.70%
Rexford Industrial Realty, Inc.	Industrial REITs	3.57%
Essex Property Trust, Inc.	Residential REITs	3.43%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2022

New Positions Added (01/01/22-12/31/22)
(Highlighted positions are those greater than 1.30% of the Fund’s 12/31/22 net assets)
Security	Sub-Industry	Date of 1st Purchase	% of Fund’s 12/31/22 Net Assets
CubeSmart	Specialized REITs	01/24/22	1.41%
Derwent London plc	Office REITs	10/07/22	0.63%
Great Portland Estates plc	Office REITs	10/07/22	0.57%
Innovative Industrial Properties, Inc.	Industrial REITs	01/14/22	1.21%
NetSTREIT Corp.	Retail REITs	01/05/22	1.24%
Radius Global Infrastructure, Inc., Class A	Integrated Telecommunication Services	01/20/22	1.31%

Positions Closed (01/01/22-12/31/22)
(Gains and losses greater than $800,000 are highlighted)
		Date of	Realized
Security	Sub-Industry	Final Sale	Gain (Loss)
Acadia Realty Trust	Retail REITs	11/22/22	$(549,980)
American Campus Communities, Inc.	Residential REITs	04/25/22	3,941,237
CatchMark Timber Trust Inc., Class A	Specialized REITs	08/24/22	628,184
CyrusOne Inc.	Specialized REITs	01/24/22	847,319
Healthcare Realty Trust, Inc.	Health Care REITs	10/11/22	(595,112)
SL Green Realty Corp.	Office REITs	07/18/22	(798,912)
Vornado Realty Trust	Office REITs	05/12/22	(1,376,768)

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended December 31, 2022.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example - (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/22)	(12/31/22)	(07/01/22-12/31/22)
Davis Opportunity Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,065.07	$4.94
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,061.00	$9.09
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,066.58	$3.65
Hypothetical	$1,000.00	$1,021.68	$3.57
Davis Government Bond Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$988.10	$5.01
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$984.10	$8.75
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.75%**)
Actual	$1,000.00	$989.50	$3.76
Hypothetical	$1,000.00	$1,021.42	$3.82
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.66%**)
Actual	$1,000.00	$1,010.82	$3.35
Hypothetical	$1,000.00	$1,021.88	$3.36
Davis Financial Fund
Class A (annualized expense ratio 0.95%**)
Actual	$1,000.00	$1,081.64	$4.98
Hypothetical	$1,000.00	$1,020.42	$4.84
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,077.50	$9.11
Hypothetical	$1,000.00	$1,016.43	$8.84
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$1,082.78	$3.83
Hypothetical	$1,000.00	$1,021.53	$3.72
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.00%**)
Actual	$1,000.00	$1,035.30	$5.13
Hypothetical	$1,000.00	$1,020.16	$5.09
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,031.40	$8.96
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,036.89	$3.54
Hypothetical	$1,000.00	$1,021.73	$3.52
Davis Real Estate Fund
Class A (annualized expense ratio 0.97%**)
Actual	$1,000.00	$925.62	$4.71
Hypothetical	$1,000.00	$1,020.32	$4.94
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$922.00	$8.48
Hypothetical	$1,000.00	$1,016.38	$8.89
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$926.63	$3.54
Hypothetical	$1,000.00	$1,021.53	$3.72

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2022

	Shares/Units	Value (Note 1)
COMMON STOCK – (98.69%)
COMMUNICATION SERVICES – (3.94%)
Media & Entertainment – (3.94%)
Alphabet Inc., Class C *	96,730	$8,582,853
ASAC II L.P. *(a)(b)	116,129	113,005
IAC Inc. *	62,120	2,758,128
Meta Platforms, Inc., Class A *	48,163	5,795,936
Vimeo, Inc. *	391,121	1,341,545
	Total Communication Services	18,591,467
CONSUMER DISCRETIONARY – (5.27%)
Retailing – (5.27%)
Alibaba Group Holding Ltd., ADR (China)*	17,030	1,500,172
Amazon.com, Inc. *	62,730	5,269,320
Delivery Hero SE (Germany)*	157,270	7,538,695
JD.com, Inc., Class A, ADR (China)	79,440	4,458,967
Prosus N.V., Class N (Netherlands)	88,590	6,111,866
	Total Consumer Discretionary	24,879,020
CONSUMER STAPLES – (2.51%)
Food, Beverage & Tobacco – (2.51%)
Darling Ingredients Inc. *	189,556	11,864,310
	Total Consumer Staples	11,864,310
FINANCIALS – (23.34%)
Banks – (11.05%)
U.S. Bancorp	490,630	21,396,374
Wells Fargo & Co.	744,891	30,756,550
		52,152,924
Diversified Financials – (7.17%)
Consumer Finance – (4.37%)
Capital One Financial Corp.	221,770	20,615,739
Diversified Financial Services – (2.80%)
Berkshire Hathaway Inc., Class B *	42,753	13,206,402
		33,822,141
Insurance – (5.12%)
Life & Health Insurance – (1.52%)
AIA Group Ltd. (Hong Kong)	643,800	7,159,336
Property & Casualty Insurance – (3.60%)
Markel Corp. *	12,886	16,977,176
		24,136,512
	Total Financials	110,111,577
HEALTH CARE – (27.81%)
Health Care Equipment & Services – (21.92%)
Cigna Corp.	113,292	37,538,171
CVS Health Corp.	81,829	7,625,645
Humana Inc.	16,395	8,397,355
Quest Diagnostics Inc.	176,811	27,660,313
UnitedHealth Group Inc.	41,850	22,188,033
		103,409,517

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2022

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (5.89%)
Viatris Inc.	2,496,950	$27,791,053
	Total Health Care	131,200,570
INDUSTRIALS – (22.15%)
Capital Goods – (20.91%)
Carrier Global Corp.	245,566	10,129,597
Eaton Corp. plc	75,677	11,877,505
Ferguson plc	85,385	10,776,816
Johnson Controls International plc	185,152	11,849,728
MasterBrand, Inc. *	850,800	6,423,540
Owens Corning	288,370	24,597,961
Raytheon Technologies Corp.	48,384	4,882,913
Schneider Electric SE (France)	106,520	14,905,254
WESCO International, Inc. *	25,510	3,193,852
		98,637,166
Transportation – (1.24%)
DiDi Global Inc., Class A, ADS (China)*	1,833,638	5,830,969
	Total Industrials	104,468,135
INFORMATION TECHNOLOGY – (9.09%)
Semiconductors & Semiconductor Equipment – (4.91%)
Applied Materials, Inc.	80,670	7,855,645
Intel Corp.	254,550	6,727,756
Texas Instruments Inc.	51,792	8,557,074
		23,140,475
Software & Services – (3.85%)
Clear Secure, Inc., Class A	112,600	3,088,618
Microsoft Corp.	17,899	4,292,538
Oracle Corp.	72,660	5,939,229
SAP SE, ADR (Germany)	47,085	4,858,701
		18,179,086
Technology Hardware & Equipment – (0.33%)
Samsung Electronics Co., Ltd. (South Korea)	35,410	1,548,575
	Total Information Technology	42,868,136
MATERIALS – (4.58%)
Teck Resources Ltd., Class B (Canada)	571,140	21,600,515
	Total Materials	21,600,515
TOTAL COMMON STOCK – (Identified cost $341,499,015)		465,583,730
SHORT-TERM INVESTMENTS – (1.73%)
StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $4,337,071 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $4,421,700)	$4,335,000	4,335,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2022

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $3,827,819 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-5.00%, 08/01/28-12/01/52, total market value $3,902,520)	$3,826,000	$3,826,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $8,161,000)		8,161,000
		Total Investments – (100.42%) – (Identified cost $349,660,015)	473,744,730
		Liabilities Less Other Assets – (0.42%)	(2,004,329)
		Net Assets – (100.00%)	$471,740,401

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2022

	Principal	Value (Note 1)
MORTGAGES – (97.89%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (75.80%)
Fannie Mae, 4.7387% (1 mo. LIBOR US + 0.35%), 07/25/37 (a)	$11,717	$11,523
Fannie Mae, 3.50%, 01/25/39	124,555	121,931
Fannie Mae, 5.1987% (1 mo. LIBOR US + 0.81%), 12/25/39 (a)	670,681	677,822
Fannie Mae, 4.7887% (1 mo. LIBOR US + 0.40%), 09/25/40 (a)	278,777	276,276
Fannie Mae, 3.00%, 04/25/41	211,354	204,221
Fannie Mae, 2.00%, 12/25/42	246,593	214,152
Fannie Mae, 2.50%, 04/25/43	447,855	420,599
Fannie Mae, 2.50%, 07/25/47	159,146	136,255
Freddie Mac, 4.00%, 06/15/26	83,465	82,494
Freddie Mac, 2.00%, 06/15/28	223,213	214,311
Freddie Mac, 2.50%, 01/15/29	123,346	117,888
Freddie Mac, 4.8179% (1 mo. LIBOR US + 0.50%), 08/15/40 (a)	80,347	79,799
Freddie Mac, 4.6679% (1 mo. LIBOR US + 0.35%), 09/15/43 (a)	165,910	162,833
Freddie Mac, 1.00%, 03/25/51	1,226,101	940,967
Freddie Mac Multifamily Structured Pass-Through, 4.592% (1 mo. LIBOR US + 0.45%), 06/25/23 (a)	20,142	20,155
Freddie Mac Multifamily Structured Pass-Through, 3.527%, 10/25/23	365,000	359,995
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	318,989	311,196
Ginnie Mae, 5.8123%, 06/20/31	130,993	130,821
Ginnie Mae, 4.00%, 09/20/39	24,227	23,550
Ginnie Mae, 5.278%, 04/16/41	9,813	9,746
Ginnie Mae, 1.00%, 12/20/42	58,847	49,130
Ginnie Mae, 3.50%, 03/16/47	320,684	303,882
Ginnie Mae, 2.40%, 10/16/50	359,269	333,339
Ginnie Mae, 1.00%, 06/20/51	1,040,240	795,114
Ginnie Mae, 2.60%, 03/16/52	111,464	102,228
Ginnie Mae, 2.70%, 06/16/58	697,598	652,060
Ginnie Mae, 4.1853% (1 mo. LIBOR US + 0.62%), 09/20/64 (a)	539,408	533,514
Ginnie Mae, 2.25%, 07/20/65	674,553	644,156
Ginnie Mae, 2.25%, 03/20/66	2,086,092	1,981,474
Ginnie Mae, 0.8831% (30 day SOFR + 0.55%), 02/20/67 (a)	1,581,302	1,545,459
Ginnie Mae, 2.25%, 08/20/69	425,727	404,505
Ginnie Mae, 3.3451% (30 day SOFR + 1.15%), 02/20/71 (a)	2,062,928	2,044,768
Ginnie Mae, 4.5807%, 12/20/71	2,394,034	2,361,604
Total Collateralized Mortgage Obligations		16,267,767
FANNIE MAE POOLS – (10.21%)
3.57%, 11/01/25, Pool No. BL0533	1,500,000	1,453,669
4.00%, 05/01/29, Pool No. AL7358	261,001	257,608
2.00%, 08/01/30, Pool No. AX9709	211,933	200,443
3.50%, 03/01/32, Pool No. MA1010	262,696	254,824
6.50%, 07/01/32, Pool No. 635069	5,032	5,014
6.00%, 09/01/37, Pool No. 888796	18,827	18,767
Total Fannie Mae Pools		2,190,325
FREDDIE MAC POOLS – (2.84%)
3.00%, 09/01/27, Pool No. U70063	170,270	162,582

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2022

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
FREDDIE MAC POOLS – (CONTINUED)
	2.50%, 09/01/31, Pool No. G18611	$475,220	$445,833
		Total Freddie Mac Pools	608,415
GINNIE MAE POOLS – (9.04%)
	5.084%, 12/20/61, Pool No. 756740	1,047	1,051
	4.557%, 04/20/70, Pool No. BT6816	684,002	669,558
	4.555%, 08/20/71, Pool No. 785652	1,288,635	1,268,883
		Total Ginnie Mae Pools	1,939,492
	TOTAL MORTGAGES – (Identified cost $22,460,107)		21,005,999
SHORT-TERM INVESTMENTS – (2.23%)
	StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $254,121 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $259,080)	254,000	254,000
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $225,107 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%- 4.933%, 07/01/27-12/01/52, total market value $229,500)	225,000	225,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $479,000)		479,000
	Total Investments – (100.12%) – (Identified cost $22,939,107)		21,484,999
	Liabilities Less Other Assets – (0.12%)		(24,770)
		Net Assets – (100.00%)	$21,460,229

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

(a)	The interest rates on floating rate securities, shown as of December 31, 2022, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2022

		Principal	Value (Note 1)
FEDERAL FARM CREDIT BANK – (9.04%)
	4.35% (SOFR + 0.05%), 02/17/23 (a)	$5,000,000	$5,000,229
	0.125%, 04/27/23	6,250,000	6,163,991
	TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $11,164,220)		11,164,220
FEDERAL HOME LOAN BANK – (13.70%)
	Discount Note, 4.0837%, 03/22/23 (b)	5,000,000	4,955,389
	Discount Note, 3.9393%, 05/12/23 (b)	2,000,000	1,971,981
	1.30%, 03/21/23	2,000,000	2,000,000
	2.125%, 05/25/23	2,000,000	1,980,522
	4.625%, 10/20/23	2,000,000	2,000,000
	4.75%, 10/24/23	4,000,000	3,999,124
	TOTAL FEDERAL HOME LOAN BANK – (Identified cost $16,907,016)		16,907,016
MORTGAGES – (8.09%)
	Freddie Mac Multifamily Structured Pass-Through, 2.615%, 01/25/23	10,000,000	9,982,607
	TOTAL MORTGAGES – (Identified cost $9,982,607)		9,982,607
REPURCHASE AGREEMENTS – (67.54%)
	StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $44,303,157 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $45,167,640)	44,282,000	44,282,000
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $39,100,586 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.23%-6.00%, 06/01/28-12/01/52, total market value $39,863,640)	39,082,000	39,082,000
	TOTAL REPURCHASE AGREEMENTS – (Identified cost $83,364,000)		83,364,000
	Total Investments – (98.37%) – (Identified cost $121,417,843)		121,417,843
	Other Assets Less Liabilities – (1.63%)		2,018,171
		Net Assets – (100.00%)	$123,436,014

SOFR: Secured Overnight Financing Rate

(a)
The interest rates on floating rate securities, shown as of December 31, 2022, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2022

	Shares	Value (Note 1)
COMMON STOCK – (99.34%)
CONSUMER DISCRETIONARY – (2.77%)
Retailing – (2.77%)
Prosus N.V., Class N (Netherlands)	339,290	$23,407,776
	Total Consumer Discretionary	23,407,776
FINANCIALS – (96.57%)
Banks – (47.79%)
Banks – (46.09%)
Bank of America Corp.	1,227,630	40,659,106
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	717,492	21,388,437
Danske Bank A/S (Denmark)	1,550,780	30,650,385
DBS Group Holdings Ltd. (Singapore)	1,645,334	41,667,709
DNB Bank ASA (Norway)	982,686	19,504,664
Fifth Third Bancorp	1,136,640	37,293,158
JPMorgan Chase & Co.	412,754	55,350,311
Metro Bank PLC (United Kingdom)*	1,521,430	2,225,593
PNC Financial Services Group, Inc.	245,456	38,767,321
U.S. Bancorp	1,022,058	44,571,949
Wells Fargo & Co.	1,373,669	56,718,793
		388,797,426
Thrifts & Mortgage Finance – (1.70%)
Rocket Companies, Inc., Class A	2,044,319	14,310,233
		403,107,659
Diversified Financials – (30.79%)
Capital Markets – (12.81%)
Bank of New York Mellon Corp.	1,004,651	45,731,714
Charles Schwab Corp.	182,778	15,218,096
Julius Baer Group Ltd. (Switzerland)	808,854	47,114,991
		108,064,801
Consumer Finance – (11.03%)
American Express Co.	213,582	31,556,741
Capital One Financial Corp.	661,241	61,468,963
		93,025,704
Diversified Financial Services – (6.95%)
Berkshire Hathaway Inc., Class A *	125	58,588,870
		259,679,375
Insurance – (17.99%)
Life & Health Insurance – (1.22%)
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	1,563,000	10,342,639
Property & Casualty Insurance – (15.05%)
Chubb Ltd.	229,958	50,728,735
Loews Corp.	459,256	26,788,402
Markel Corp. *	37,501	49,407,192
		126,924,329
Reinsurance – (1.72%)
Everest Re Group, Ltd.	29,481	9,766,171

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2022

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
	Insurance – (Continued)
	Reinsurance – (Continued)
	Greenlight Capital Re, Ltd., Class A *	581,840	$4,741,996
			14,508,167
			151,775,135
		Total Financials	814,562,169
	TOTAL COMMON STOCK – (Identified cost $572,635,992)		837,969,945
SHORT-TERM INVESTMENTS – (0.54%)
	StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $2,416,154 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $2,463,300)	$2,415,000	2,415,000
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $2,133,014 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%-5.00%, 09/01/31-12/01/52, total market value $2,174,640)	2,132,000	2,132,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $4,547,000)		4,547,000
	Total Investments – (99.88%) – (Identified cost $577,182,992)		842,516,945
	Other Assets Less Liabilities – (0.12%)		1,017,962
		Net Assets – (100.00%)	$843,534,907

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2022

	Shares	Value (Note 1)
COMMON STOCK – (78.88%)
COMMUNICATION SERVICES – (5.77%)
Media & Entertainment – (5.77%)
Alphabet Inc., Class C *	102,720	$9,114,346
Meta Platforms, Inc., Class A *	12,722	1,530,965
	Total Communication Services	10,645,311
CONSUMER DISCRETIONARY – (2.57%)
Retailing – (2.57%)
Amazon.com, Inc. *	56,520	4,747,680
	Total Consumer Discretionary	4,747,680
FINANCIALS – (43.43%)
Banks – (15.87%)
Bank of America Corp.	101,200	3,351,744
Danske Bank A/S (Denmark)	234,720	4,639,123
DBS Group Holdings Ltd. (Singapore)	208,925	5,290,978
JPMorgan Chase & Co.	33,233	4,456,545
U.S. Bancorp	32,635	1,423,212
Wells Fargo & Co.	245,548	10,138,677
		29,300,279
Diversified Financials – (20.45%)
Capital Markets – (6.47%)
Bank of New York Mellon Corp.	118,600	5,398,672
Julius Baer Group Ltd. (Switzerland)	112,410	6,547,778
		11,946,450
Consumer Finance – (5.80%)
American Express Co.	11,565	1,708,729
Capital One Financial Corp.	96,831	9,001,410
		10,710,139
Diversified Financial Services – (8.18%)
Berkshire Hathaway Inc., Class B *	48,926	15,113,241
		37,769,830
Insurance – (7.11%)
Life & Health Insurance – (2.22%)
AIA Group Ltd. (Hong Kong)	368,960	4,102,996
Property & Casualty Insurance – (4.89%)
Chubb Ltd.	25,165	5,551,399
Markel Corp. *	2,640	3,478,173
		9,029,572
		13,132,568
	Total Financials	80,202,677
HEALTH CARE – (10.07%)
Health Care Equipment & Services – (6.62%)
Cigna Corp.	16,380	5,427,349
Quest Diagnostics Inc.	43,500	6,805,140
		12,232,489
Pharmaceuticals, Biotechnology & Life Sciences – (3.45%)
Viatris Inc.	572,030	6,366,694
	Total Health Care	18,599,183

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2022

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (3.12%)
Capital Goods – (3.12%)
Johnson Controls International plc	29,977	$1,918,528
Owens Corning	45,020	3,840,206
	Total Industrials	5,758,734
INFORMATION TECHNOLOGY – (13.92%)
Semiconductors & Semiconductor Equipment – (11.00%)
Applied Materials, Inc.	91,198	8,880,861
Intel Corp.	144,340	3,814,906
Texas Instruments Inc.	46,083	7,613,834
		20,309,601
Software & Services – (2.92%)
Microsoft Corp.	22,511	5,398,588
	Total Information Technology	25,708,189
TOTAL COMMON STOCK – (Identified cost $116,757,416)		145,661,774
CORPORATE BONDS – (7.44%)
ENERGY – (1.22%)
Occidental Petroleum Corp., Sr. Notes, 5.50%, 12/01/25	$2,250,000	2,245,500
	Total Energy	2,245,500
FINANCIALS – (1.82%)
Diversified Financials – (1.82%)
Capital Markets – (1.82%)
Goldman Sachs Group, Inc., Sr. Notes, 4.9365% (SOFR + 0.81%), 03/09/27 (a)	3,500,000	3,360,614
	Total Financials	3,360,614
HEALTH CARE – (2.17%)
Health Care Equipment & Services – (1.35%)
CVS Health Corp., Sr. Notes, 4.30%, 03/25/28	2,575,000	2,495,450
Pharmaceuticals, Biotechnology & Life Sciences – (0.82%)
Viatris Inc., Sr. Notes, 2.70%, 06/22/30	1,925,000	1,509,118
	Total Health Care	4,004,568
INDUSTRIALS – (1.17%)
Capital Goods – (1.17%)
General Electric Co., Sr. Notes, 5.0791% (3 mo. LIBOR US + 1.00%), 04/15/23 (a)	2,165,000	2,165,361
	Total Industrials	2,165,361
INFORMATION TECHNOLOGY – (1.06%)
Technology Hardware & Equipment – (1.06%)
Dell International LLC EMC Corp., Sr. Notes, 8.10%, 07/15/36	1,750,000	1,967,882
	Total Information Technology	1,967,882
TOTAL CORPORATE BONDS – (Identified cost $15,200,621)		13,743,925
MORTGAGES – (8.18%)
Brean Asset Backed Securities Trust, Series 2021-RM1, Class A, 144A, 1.40%, 10/25/63 (b)	1,820,823	1,549,376
Brean Asset Backed Securities Trust, Series 2021-RM2, Class A, 144A, 1.75%, 10/25/61 (b)	563,132	491,554
Brean Asset Backed Securities Trust, Series 2022-RM3, Class A, 144A, 1.75%, 02/25/62 (b)	1,109,310	967,288

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2022

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
	Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	$728,026	$730,261
	Fannie Mae, 1.62%, 09/01/51, Pool No. BT4507	1,696,620	1,472,279
	Freddie Mac, 2.00%, 10/25/40	423,485	390,311
	Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	966,051	985,290
	Ginnie Mae, Series 2020-H16, 4.3894% (1 mo. LIBOR US + 1.25%), 09/20/70 (a)	1,255,506	1,274,671
	Ginnie Mae, Series 2022-207, 7.00%, 12/20/62	1,500,000	1,569,375
	GS Mortgage Securities Trust, Series 2013-GC12, Class B, 3.777%, 06/10/46	1,600,619	1,581,962
	IMS Ecuadorian Mortgage Trust, Series 2021-1, 144A, 3.40%, 08/18/43 (b)	1,232,574	1,140,131
	Morgan Stanley BAML Trust, Series 2013-C7, Class AS, 3.214%, 02/15/46	970,593	965,300
	Morgan Stanley BAML Trust, Series 2014-C19, Class A3, 3.246%, 12/15/47	2,042,408	1,977,373
	TOTAL MORTGAGES – (Identified cost $16,014,418)		15,095,171
MUNICIPAL BONDS – (0.87%)
	American Eagle Northwest, LLC, Washington Military Housing Revenue Taxable Bonds, Series 2005-A, 5.48%, 12/15/28	1,625,000	1,607,092
	TOTAL MUNICIPAL BONDS – (Identified cost $1,783,877)		1,607,092
SHORT-TERM INVESTMENTS – (4.50%)
	StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $4,419,110 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $4,505,340)	4,417,000	4,417,000
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $3,899,854 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-6.50%, 08/01/28-12/01/52, total market value $3,975,960)	3,898,000	3,898,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $8,315,000)		8,315,000
	Total Investments – (99.87%) – (Identified cost $158,071,332)		184,422,962
	Other Assets Less Liabilities – (0.13%)		243,288
		Net Assets – (100.00%)	$184,666,250

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

*	Non-income producing security.

(a)	The interest rates on floating rate securities, shown as of December 31, 2022, may change daily or less frequently and are based on a published reference rate and basis point spread.

(b)
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $4,148,349 or 2.25% of the Fund’s net assets as of December 31, 2022.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2022

	Shares	Value (Note 1)
COMMON STOCK – (96.32%)
COMMUNICATION SERVICES – (1.31%)
Telecommunication Services – (1.31%)
Integrated Telecommunication Services – (1.31%)
Radius Global Infrastructure, Inc., Class A *	201,130	$2,377,357
Total Communication Services		2,377,357
REAL ESTATE – (95.01%)
Equity Real Estate Investment Trusts (REITs) – (95.01%)
Diversified REITs – (1.40%)
STORE Capital Corp.	78,670	2,522,160
Health Care REITs – (6.36%)
Healthpeak Properties, Inc.	77,790	1,950,195
Ventas, Inc.	115,450	5,201,023
Welltower Inc.	66,160	4,336,788
		11,488,006
Hotel & Resort REITs – (3.63%)
Host Hotels & Resorts Inc.	180,621	2,898,967
Sunstone Hotel Investors, Inc.	379,030	3,661,430
		6,560,397
Industrial REITs – (15.67%)
Americold Realty Trust, Inc.	39,940	1,130,701
Innovative Industrial Properties, Inc.	21,500	2,179,025
Prologis, Inc.	114,776	12,938,699
Rexford Industrial Realty, Inc.	118,048	6,450,143
Terreno Realty Corp.	98,729	5,614,718
		28,313,286
Office REITs – (13.28%)
Alexandria Real Estate Equities, Inc.	51,803	7,546,143
Boston Properties, Inc.	26,146	1,766,947
Cousins Properties, Inc.	206,359	5,218,819
Derwent London plc (United Kingdom)	40,000	1,145,118
Douglas Emmett, Inc.	211,480	3,316,006
Great Portland Estates plc (United Kingdom)	173,000	1,035,284
Highwoods Properties, Inc.	67,440	1,886,971
Hudson Pacific Properties, Inc.	213,590	2,078,231
		23,993,519
Residential REITs – (16.94%)
American Homes 4 Rent, Class A	124,160	3,742,182
AvalonBay Communities, Inc.	41,428	6,691,451
Camden Property Trust	34,255	3,832,450
Equity Residential	65,170	3,845,030
Essex Property Trust, Inc.	29,234	6,195,269
Sun Communities, Inc.	14,820	2,119,260
UDR, Inc.	107,940	4,180,516
		30,606,158
Retail REITs – (12.72%)
Brixmor Property Group, Inc.	315,560	7,153,745
Federal Realty Investment Trust	25,539	2,580,461
NetSTREIT Corp.	122,390	2,243,409
Retail Opportunity Investments Corp.	243,644	3,661,969

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2022

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
	Equity Real Estate Investment Trusts (REITs) – (Continued)
	Retail REITs – (Continued)
	Simon Property Group, Inc.	62,476	$7,339,680
			22,979,264
	Specialized REITs – (25.01%)
	American Tower Corp.	32,190	6,819,773
	Crown Castle Inc.	39,950	5,418,818
	CubeSmart	63,120	2,540,580
	Digital Realty Trust, Inc.	50,345	5,048,093
	Equinix, Inc.	12,420	8,135,473
	Extra Space Storage Inc.	24,177	3,558,371
	Life Storage, Inc.	28,290	2,786,565
	Public Storage	30,501	8,546,075
	VICI Properties Inc.	71,610	2,320,164
			45,173,912
		Total Real Estate	171,636,702
	TOTAL COMMON STOCK – (Identified cost $159,292,738)		174,014,059
SHORT-TERM INVESTMENTS – (3.17%)
	StoneX Financial Inc. Joint Repurchase Agreement, 4.30%, 01/03/23, dated 12/30/22, repurchase value of $3,043,453 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-8.50%, 12/31/22-10/20/71, total market value $3,102,840)	$3,042,000	3,042,000
	Truist Securities, Inc. Joint Repurchase Agreement, 4.28%, 01/03/23, dated 12/30/22, repurchase value of $2,685,276 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.50%-5.00%, 07/01/31-12/01/52, total market value $2,737,680)	2,684,000	2,684,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,726,000)		5,726,000
	Total Investments – (99.49%) – (Identified cost $165,018,738)		179,740,059
	Other Assets Less Liabilities – (0.51%)		916,606
		Net Assets – (100.00%)	$180,656,665

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2022

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments):
Unaffiliated investments	$465,583,730	$21,005,999	$38,053,843	$837,969,945	$176,107,962	$174,014,059
Repurchase agreements	8,161,000	479,000	83,364,000	4,547,000	8,315,000	5,726,000
Cash	45,165	45	644	383	935	594
Receivables:
Capital stock sold	603,057	5,215	9,227,240	1,040,870	471,152	484,797
Dividends and interest	513,305	46,795	133,326	2,067,326	260,602	806,059
Prepaid expenses	18,715	1,297	4,429	33,125	7,564	8,589
Due from Adviser	140	4,325	–	–	395	305
Total assets	474,925,112	21,542,676	130,783,482	845,658,649	185,163,610	181,040,403
LIABILITIES:
Payables:
Capital stock redeemed	2,185,121	18,200	7,211,333	1,224,217	288,813	164,866
Distributions payable	–	5,427	9,703	–	–	–
Investment securities purchased	482,840	–	–	–	–	–
Accrued audit fees	19,451	12,728	14,676	19,269	18,848	22,645
Accrued custodian fees	104,000	16,300	32,300	137,050	33,000	32,000
Accrued distribution and service plan fees	86,283	5,978	–	174,667	32,582	30,206
Accrued investment advisory fees	232,707	6,041	37,168	412,324	88,726	90,897
Accrued transfer agent fees	57,106	8,305	21,975	126,920	21,501	29,207
Other accrued expenses	17,203	9,468	20,313	29,295	13,890	13,917
Total liabilities	3,184,711	82,447	7,347,468	2,123,742	497,360	383,738
NET ASSETS	$471,740,401	$21,460,229	$123,436,014	$843,534,907	$184,666,250	$180,656,665
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$139,506	$43,031	$1,234,360	$177,098	$40,379	$46,460
Additional paid-in capital	345,777,648	27,686,099	122,166,290	559,729,926	163,062,418	167,745,901
Distributable earnings (losses)	125,823,247	(6,268,901)	35,364	283,627,883	21,563,453	12,864,304
Net Assets	$471,740,401	$21,460,229	$123,436,014	$843,534,907	$184,666,250	$180,656,665
*Including:
Cost of unaffiliated investments	$341,499,015	$22,460,107	$38,053,843	$572,635,992	$149,756,332	$159,292,738
Cost of repurchase agreements	8,161,000	479,000	83,364,000	4,547,000	8,315,000	5,726,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities - (Continued)
At December 31, 2022

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$265,762,566	$17,817,947		$117,934,250	$378,784,076	$104,139,879	$99,332,244
Shares outstanding	7,997,103	3,576,703		117,934,250	7,938,681	2,281,173	2,570,731
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$33.23	$4.98		$1.00	$47.71	$45.65	$38.64
Maximum offering price per share (100/95.25 of net asset value)†	$34.89	$5.23	$	NA	$50.09	$47.93	$40.57
CLASS C SHARES:
Net assets	$12,419,213	$541,811		$1,292,572	$60,375,463	$2,178,547	$2,276,544
Shares outstanding	523,627	109,226		1,292,572	1,612,606	47,867	58,922
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$23.72	$4.96		$1.00	$37.44	$45.51	$38.64
CLASS Y SHARES:
Net assets	$193,558,622	$3,100,471		$4,209,192	$404,375,368	$78,347,824	$79,047,877
Shares outstanding	5,429,823	617,146		4,209,192	8,158,544	1,708,834	2,016,308
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.65	$5.02		$1.00	$49.56	$45.85	$39.20

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2022

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$8,518,973	$–	$–	$23,198,277	$2,763,278	$5,525,311
Interest	227,485	359,284	1,737,705	90,927	957,961	120,146
Net securities lending fees	–	–	–	322,922	–	–
Total income	8,746,458	359,284	1,737,705	23,612,126	3,721,239	5,645,457
Expenses:
Investment advisory fees (Note 3)	2,796,217	75,453	349,301	5,144,178	1,086,173	1,191,966
Custodian fees	117,394	19,207	40,271	160,522	39,674	38,618
Transfer agent fees:
Class A	252,654	50,864	120,813	388,967	121,759	143,809
Class C	19,168	5,477	1,678	77,190	8,685	8,069
Class Y	118,562	8,635	4,780	498,853	25,360	66,942
Audit fees	27,848	20,328	26,673	38,070	27,848	36,895
Legal fees	14,864	747	3,267	27,197	5,758	6,338
Accounting fees (Note 3)	24,500	2,000	4,496	42,004	9,004	10,002
Reports to shareholders	21,085	4,531	4,029	65,491	8,659	11,630
Directors’ fees and expenses	72,643	7,129	18,215	131,486	30,277	32,811
Registration and filing fees	60,882	45,988	52,410	80,849	53,647	49,462
Excise tax expense (Note 1)	–	–	1,616	–	–	–
Expenses recaptured by Adviser (Note 3):
Class A	–	–	58,395	–	–	–
Class C	–	–	785	–	–	–
Class Y	–	–	2,495	–	–	–
Miscellaneous	69,543	18,787	14,616	55,957	26,389	25,332
Distribution and service plan fees (Note 3):
Class A	620,612	44,695	–	981,353	261,731	231,736
Class C	146,366	5,114	–	687,786	27,658	28,645
Total expenses	4,362,338	308,955	703,840	8,379,903	1,732,622	1,882,255
Reimbursement/waiver of expenses by Adviser (Note 3):
Class A	–	(50,355)	(169,731)	–	–	–
Class C	(1,665)	(5,595)	(2,387)	–	(5,975)	(5,135)
Class Y	–	(9,720)	(6,465)	–	–	–
Net expenses	4,360,673	243,285	525,257	8,379,903	1,726,647	1,877,120
Net investment income	4,385,785	115,999	1,212,448	15,232,223	1,994,592	3,768,337
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	(1,030,673)	137	–	38,003,085	(4,594,219)	1,349,389
Foreign currency transactions	(4,784)	–	–	(77,251)	(15,554)	(3,711)
Net realized gain (loss)	(1,035,457)	137	–	37,925,834	(4,609,773)	1,345,678
Net increase (decrease) in unrealized appreciation (depreciation)	(87,301,764)	(1,436,254)	–	(150,239,878)	(32,466,766)	(74,513,208)
Net realized and unrealized loss on investments and foreign currency transactions	(88,337,221)	(1,436,117)	–	(112,314,044)	(37,076,539)	(73,167,530)
Net increase (decrease) in net assets resulting from operations	$(83,951,436)	$(1,320,118)	$1,212,448	$(97,081,821)	$(35,081,947)	$(69,399,193)
*Net of foreign taxes withheld of	$113,460	$–	$–	$603,487	$87,565	$725

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2022

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$4,385,785	$115,999	$1,212,448	$15,232,223	$1,994,592	$3,768,337
Net realized gain (loss) from investments and foreign currency transactions	(1,035,457)	137	–	37,925,834	(4,609,773)	1,345,678
Net increase (decrease) in unrealized appreciation (depreciation) on investments and foreign currency transactions	(87,301,764)	(1,436,254)	–	(150,239,878)	(32,466,766)	(74,513,208)
Net increase (decrease) in net assets resulting from operations	(83,951,436)	(1,320,118)	1,212,448	(97,081,821)	(35,081,947)	(69,399,193)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,129,914)	(151,670)	(1,149,819)	(12,727,253)	(2,695,394)	(5,210,340)
Class C	(1,292,607)	–	(15,005)	(1,838,537)	(46,148)	(97,445)
Class Y	(15,132,101)	(57,227)	(47,624)	(14,269,487)	(2,286,964)	(4,225,908)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(4,642,940)	(2,648,803)	(22,072,440)	(16,800,977)	(1,859,923)	(9,024,478)
Class C	(2,654,593)	(17,117)	(409,414)	(9,338,632)	(767,984)	(681,605)
Class Y	(2,732,749)	1,246,639	(497,668)	(30,428,188)	(1,580,316)	9,141,548
Total decrease in net assets	(131,536,340)	(2,948,296)	(22,979,522)	(182,484,895)	(44,318,676)	(79,497,421)
NET ASSETS:
Beginning of year	603,276,741	24,408,525	146,415,536	1,026,019,802	228,984,926	260,154,086
End of year	$471,740,401	$21,460,229	$123,436,014	$843,534,907	$184,666,250	$180,656,665

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2021

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$2,174,613	$20,829	$49,592	$10,255,954	$1,132,745	$2,154,443
Net realized gain from investments and foreign currency transactions	90,743,380	101,933	–	49,232,759	12,640,372	15,432,871
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	29,105,551	(523,423)	–	180,585,451	32,837,469	63,037,078
Net increase (decrease) in net assets resulting from operations	122,023,544	(400,661)	49,592	240,074,164	46,610,586	80,624,392
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(28,631,055)	(135,023)	(46,968)	(28,406,735)	(361,758)	(1,656,067)
Class C	(2,064,586)	–	(628)	(5,480,730)	–	(15,863)
Class Y	(20,619,295)	(17,074)	(1,996)	(31,175,714)	(544,343)	(1,265,086)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	8,998,332	(4,836,716)	3,451,931	16,245,089	(2,692,671)	(12,641,046)
Class C	(2,028,882)	(1,190,763)	(369,662)	(831,249)	(2,087,618)	(876,069)
Class Y	20,832,016	174,846	(2,569,323)	69,250,077	5,221,495	4,738,359
Total increase (decrease) in net assets	98,510,074	(6,405,391)	512,946	259,674,902	46,145,691	68,908,620
NET ASSETS:
Beginning of year	504,766,667	30,813,916	145,902,590	766,344,900	182,839,235	191,245,466
End of year	$603,276,741	$24,408,525	$146,415,536	$1,026,019,802	$228,984,926	$260,154,086

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”) is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved. The COVID-19 pandemic has caused market disruptions on a global scale and the long-term impact is uncertain. The aforementioned disruptions may adversely affect the value and liquidity of the Funds’ investments and thus performance of the Funds.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Effective May 1 2021, Class C shares automatically convert to Class A shares after 8 years. Any existing Class C shares held longer than 8 years as of May 1, 2021 converted in May 2021. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds’ Board of Directors has designated Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, as the valuation designee for the Funds. The Adviser has established a Pricing Committee to carry out the day-to-day valuation activities for the Funds. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges, will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Pricing Committee may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Short-term investments purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

On a quarterly basis, the Board of Directors receives reports of valuation actions taken by the Pricing Committee. On at least an annual basis, the Board of Directors receives an assessment of the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Funds’ investments.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2022 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$18,478,462	$–	$–	$–	$10,645,311	$2,377,357
Consumer Discretionary	24,879,020	–	–	23,407,776	4,747,680	–
Consumer Staples	11,864,310	–	–	–	–	–
Financials	110,111,577	–	–	814,562,169	80,202,677	–
Health Care	131,200,570	–	–	–	18,599,183	–
Industrials	104,468,135	–	–	–	5,758,734	–
Information Technology	42,868,136	–	–	–	25,708,189	–
Materials	21,600,515	–	–	–	–	–
Real Estate	–	–	–	–	–	171,636,702
Total Level 1	465,470,725	–	–	837,969,945	145,661,774	174,014,059
Level 2 – Other Significant
Observable Inputs:
Debt securities issued by U.S. Treasury and U.S. Government corporations and agencies:
Short-term	–	380,150	38,053,843	–	–	–
Corporate Bonds	–	–	–	–	13,743,925	–
Mortgages	–	20,625,849	–	–	15,095,171	–
Municipal Bonds	–	–	–	–	1,607,092	–
Short-Term Investments	8,161,000	479,000	83,364,000	4,547,000	8,315,000	5,726,000
Total Level 2	8,161,000	21,484,999	121,417,843	4,547,000	38,761,188	5,726,000
Level 3 – Significant Unobservable
Inputs:
Common Stock:
Communication Services	113,005	–	–	–	–	–
Total Level 3	113,005	–	–	–	–	–
Total Investments	$473,744,730	$21,484,999	$121,417,843	$842,516,945	$184,422,962	$179,740,059

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2022. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2022 was $(4,994) for Davis Opportunity Fund. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance at January 1, 2022	Cost of Purchases	Proceeds from Sales	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at December 31, 2022
Davis Opportunity Fund
Investments in Securities:
Common Stock	$117,999	$–	$–	$(4,994)	$–	$–	$–	$113,005
Total Level 3	$117,999	$–	$–	$(4,994)	$–	$–	$–	$113,005

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	December 31, 2022	Technique	Input	Amount	an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$113,005	Discounted Cash Flow	Annualized Yield	5.406%	Decrease

Total Level 3	$113,005

The significant unobservable input listed in the above table is used in the fair value measurement of common stock, and if changed, would affect the fair value of the Fund’s investments. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Repurchase Agreements - Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to United States Dollar (“USD”) on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to USD. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the USD equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2021 excise tax liability of $1,616 during the year ended December 31, 2022. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2022, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2019.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2022, the Funds had available for federal income tax purposes unused capital loss carryforwards with no expiration as follows:

	Capital Loss Carryforwards
			Davis
	Davis	Davis	Appreciation
	Opportunity	Government	& Income
	Fund	Bond Fund	Fund
Character
Short-term	$1,459,058	$2,855,355	$8,196
Long-term	–	1,955,530	4,602,543
Total	$1,459,058	$4,810,885	$4,610,739

Under current tax regulations, losses realized after October 31 (“post-October” losses; for the period from November 1, 2022 through December 31, 2022) may be deferred and treated as occurring on the first business day of the following fiscal year. At December 31, 2022, the Davis Real Estate Fund had short-term post-October losses in the amount of $92,679 and long-term post-October losses in the amount of $1,522,491.

At December 31, 2022, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Cost	$350,415,725	$22,939,107	$121,417,843	$578,217,373	$158,210,969	$167,031,551
Unrealized appreciation	166,930,496	904	–	307,031,917	36,403,242	31,478,497
Unrealized depreciation	(43,601,491)	(1,455,012)	–	(42,732,345)	(10,191,249)	(18,769,989)
Net unrealized appreciation (depreciation)	$123,329,005	$(1,454,108)	$–	$264,299,572	$26,211,993	$12,708,508

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, passive foreign investment company shares, partnership income, and equalization. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2022, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Additional paid-in capital	$–	$(155)	$(1,616)	$4,859,209	$–	$377,109
Distributable earnings (losses)	–	155	1,616	(4,859,209)	–	(377,109)

The tax character of distributions paid during the years ended December 31, 2022 and 2021 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2022	$2,463,278	$35,091,344	$37,554,622
2021	1,300,255	50,014,681	51,314,936
Davis Government Bond Fund
2022	208,897	–	208,897
2021	152,097	–	152,097
Davis Government Money Market Fund
2022	1,212,448	–	1,212,448
2021	49,592	–	49,592
Davis Financial Fund
2022	15,222,053	13,613,224	28,835,277
2021	20,143,279	44,919,900	65,063,179
Davis Appreciation & Income Fund
2022	2,253,264	2,775,242	5,028,506
2021	906,101	–	906,101
Davis Real Estate Fund
2022	3,596,271	5,937,422	9,533,693
2021	2,937,016	–	2,937,016

As of December 31, 2022, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed ordinary income	$4,081,600	$–	$42,924	$511,134	$25,328	$1,825,570
Accumulated net realized losses from investments	(1,459,058)	(4,810,885)	–	–	(4,610,739)	–
Undistributed long-term capital gain	–	–	–	18,967,662	–	–
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	123,324,370	(1,454,108)	–	264,341,852	26,210,187	12,708,469
Deferred post-October losses	–	–	–	–	–	(1,615,170)
Other temporary differences	(123,665)	(3,908)	(7,560)	(192,765)	(61,323)	(54,565)
Total	$125,823,247	$(6,268,901)	$35,364	$283,627,883	$21,563,453	$12,864,304

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended December 31, 2022 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$57,452,726	$10,889,935	$87,928,962	$23,329,760	$47,510,961
Proceeds from sales	68,310,834	707,753	143,813,588	16,611,800	48,932,964

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2022, related shareholders held greater than 20% of outstanding shares of the following Funds:

Davis Government	Davis Appreciation
Money Market Fund	& Income Fund
20%	29%

Investment activities of these shareholders could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for accounting services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2022
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$41,130	$7,487	$16,491	$119,805	$18,576	$29,405
Accounting fees paid to Adviser	24,500	2,000	4,496	42,004	9,004	10,002

Reimbursement and Waivers of Expenses - The Adviser is contractually committed to reimburse Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund expenses to the extent necessary to cap total annual operating expenses (Class A shares, 1.00%; Class C shares, 1.75%; Class Y shares, 0.75%) until May 1, 2023. After that date, there is no assurance that the Adviser will continue to cap expenses. The Adviser may not recoup any of the operating expenses it has reimbursed to these Funds. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund expenses such that net investment income will not be less than zero until May 1, 2023. Reimbursement and waivers of expenses during the year ended December 31, 2022, were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Class A	$–	$50,355	$169,731	$–	$–	$–
Class C	1,665	5,595	2,387	–	5,975	5,135
Class Y	–	9,720	6,465	–	–	–

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield. As of December 31, 2022, reimbursed amounts eligible for recapture were as follows:

	Davis Government Money Market Fund
	Amounts Eligible for Recapture
	Expiring	Expiring
	12/31/2024	12/31/2025
Class A	$197,048	$20,980
Class C	2,647	291
Class Y	8,418	830

During the year ended December 31, 2022, the Adviser recaptured previously reimbursed expenses as follows:

Davis
Government
Money
Market Fund
Class A	$58,395
Class C	785
Class Y	2,495

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended December 31, 2022
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class C	$109,775	$3,836	$515,840	$20,744	$21,484
Service fees:
Class A	620,612	44,695	981,353	261,731	231,736
Class C	36,591	1,278	171,946	6,914	7,161

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2022
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by the Distributor	$5,884	$293	$42,655	$3,069	$2,228
Class A commissions re-allowed to investment dealers	32,139	1,576	244,637	16,845	11,986
Total commissions earned on sales of Class A	$38,023	$1,869	$287,292	$19,914	$14,214
Class C commission advances by the Distributor	$2,464	$999	$53,467	$93	$1,393
Class C CDSCs received by the Distributor	726	1,147	7,064	93	129

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 4 - CAPITAL STOCK

At December 31, 2022, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

	Year ended December 31, 2022
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	446,197	580,384	(1,109,939)	(83,358)
Class C	33,394	53,329	(179,215)	(92,492)
Class Y	398,135	399,202	(858,731)	(61,394)
Value: Class A	$15,864,766	$19,535,722	$(40,043,428)	$(4,642,940)
Class C	835,687	1,281,480	(4,771,760)	(2,654,593)
Class Y	15,780,284	14,411,192	(32,924,225)	(2,732,749)

Davis Government Bond Fund
Shares: Class A	184,286	27,704	(736,762)	(524,772)
Class C	70,738	–	(74,071)	(3,333)
Class Y	1,272,378	11,315	(1,059,138)	224,555
Value: Class A	$952,649	$139,345	$(3,740,797)	$(2,648,803)
Class C	362,128	–	(379,245)	(17,117)
Class Y	6,538,627	57,133	(5,349,121)	1,246,639

Davis Government Money Market Fund
Shares: Class A	186,510,561	1,114,536	(209,697,537)	(22,072,440)
Class C	499,702	15,005	(924,121)	(409,414)
Class Y	2,513,028	47,624	(3,058,320)	(497,668)
Value: Class A	$186,510,561	$1,114,536	$(209,697,537)	$(22,072,440)
Class C	499,702	15,005	(924,121)	(409,414)
Class Y	2,513,028	47,624	(3,058,320)	(497,668)

Davis Financial Fund
Shares: Class A	835,313	254,396	(1,460,708)	(370,999)
Class C	176,742	48,578	(471,560)	(246,240)
Class Y	2,219,650	268,947	(3,158,871)	(670,274)
Value: Class A	$43,517,403	$12,078,702	$(72,397,082)	$(16,800,977)
Class C	7,141,309	1,810,508	(18,290,449)	(9,338,632)
Class Y	119,409,967	13,264,452	(163,102,607)	(30,428,188)

Davis Appreciation & Income Fund
Shares: Class A	146,076	53,923	(232,741)	(32,742)
Class C	5,950	1,029	(22,899)	(15,920)
Class Y	78,086	48,802	(154,354)	(27,466)
Value: Class A	$6,923,915	$2,441,286	$(11,225,124)	$(1,859,923)
Class C	278,730	46,148	(1,092,862)	(767,984)
Class Y	3,975,886	2,228,095	(7,784,297)	(1,580,316)

Davis Real Estate Fund
Shares: Class A	99,875	99,292	(379,301)	(180,134)
Class C	4,169	2,532	(19,839)	(13,138)
Class Y	367,708	101,270	(289,201)	179,777
Value: Class A	$4,841,666	$3,908,534	$(17,774,678)	$(9,024,478)
Class C	190,225	97,414	(969,244)	(681,605)
Class Y	18,957,033	4,059,819	(13,875,304)	9,141,548

DAVIS SERIES, INC.	Notes to Financial Statements - (Continued)
December 31, 2022

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2021
	Sold		Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	708,908	*	639,633	(1,126,998)		221,543
Class C	71,814		67,337	(195,210)	*	(56,059)
Class Y	3,603,508		444,043	(3,634,199)		413,352
Value: Class A	$30,960,249	*	$26,506,407	$(48,468,324)		$8,998,332
Class C	2,344,371		2,059,855	(6,433,108)	*	(2,028,882)
Class Y	173,604,963		19,635,584	(172,408,531)		20,832,016

Davis Government Bond Fund
Shares: Class A	500,001	*	23,423	(1,424,407)		(900,983)
Class C	89,250		–	(311,219)	*	(221,969)
Class Y	162,609		3,144	(133,705)		32,048
Value: Class A	$2,689,798	*	$125,304	$(7,651,818)		$(4,836,716)
Class C	472,720		–	(1,663,483)	*	(1,190,763)
Class Y	880,215		16,959	(722,328)		174,846

Davis Government Money Market Fund
Shares: Class A	232,212,468	*	45,903	(228,806,440)		3,451,931
Class C	496,816		628	(867,106)	*	(369,662)
Class Y	3,209,937		1,996	(5,781,256)		(2,569,323)
Value: Class A	$232,212,468	*	$45,903	$(228,806,440)		$3,451,931
Class C	496,816		628	(867,106)	*	(369,662)
Class Y	3,209,937		1,996	(5,781,256)		(2,569,323)

Davis Financial Fund
Shares: Class A	1,276,665	*	501,670	(1,494,808)		283,527
Class C	303,746		125,144	(452,255)	*	(23,365)
Class Y	3,371,017		504,291	(2,685,359)		1,189,949
Value: Class A	$69,689,479	*	$27,135,308	$(80,579,698)		$16,245,089
Class C	13,092,672		5,337,377	(19,261,298)	*	(831,249)
Class Y	191,697,007		28,315,927	(150,762,857)		69,250,077

Davis Appreciation & Income Fund
Shares: Class A	175,879	*	6,304	(242,002)		(59,819)
Class C	12,280		–	(52,437)	*	(40,157)
Class Y	136,742		9,817	(50,704)		95,855
Value: Class A	$9,464,299	*	$333,943	$(12,490,913)		$(2,692,671)
Class C	670,191		–	(2,757,809)	*	(2,087,618)
Class Y	7,300,003		525,355	(2,603,863)		5,221,495

Davis Real Estate Fund
Shares: Class A	163,981	*	25,505	(459,496)		(270,010)
Class C	5,923		329	(25,392)	*	(19,140)
Class Y	368,387		24,094	(294,866)		97,615
Value: Class A	$7,698,528	*	$1,245,741	$(21,585,315)		$(12,641,046)
Class C	285,405		15,863	(1,177,337)	*	(876,069)
Class Y	17,931,191		1,199,620	(14,392,452)		4,738,359

* Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

NOTE 5 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2022, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $113,005 or 0.02% of the Fund’s net assets as of December 31, 2022. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units	Cost per Unit	Valuation per Unit as of December 31, 2022
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.9731

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2022	$41.91	$0.28	$(6.14)	$(5.86)
Year ended December 31, 2021	$36.67	$0.11	$9.00	$9.11
Year ended December 31, 2020	$33.47	$0.08	$4.18	$4.26
Year ended December 31, 2019	$28.10	$0.12	$7.01	$7.13
Year ended December 31, 2018	$37.01	$0.11	$(4.91)	$(4.80)
Davis Opportunity Fund Class C:
Year ended December 31, 2022	$30.92	$(0.01)	$(4.52)	$(4.53)
Year ended December 31, 2021	$28.06	$(0.18)	$6.85	$6.67
Year ended December 31, 2020	$25.90	$(0.14)	$3.20	$3.06
Year ended December 31, 2019	$22.14	$(0.10)	$5.49	$5.39
Year ended December 31, 2018	$30.36	$(0.14)	$(3.97)	$(4.11)
Davis Opportunity Fund Class Y:
Year ended December 31, 2022	$44.73	$0.40	$(6.56)	$(6.16)
Year ended December 31, 2021	$38.93	$0.24	$9.54	$9.78
Year ended December 31, 2020	$35.47	$0.17	$4.44	$4.61
Year ended December 31, 2019	$29.70	$0.21	$7.40	$7.61
Year ended December 31, 2018	$38.77	$0.21	$(5.17)	$(4.96)
Davis Government Bond Fund Class A:
Year ended December 31, 2022	$5.30	$0.02	$(0.30)	$(0.28)
Year ended December 31, 2021	$5.41	$–[e]	$(0.08)	$(0.08)
Year ended December 31, 2020	$5.37	$0.04	$0.05	$0.09
Year ended December 31, 2019	$5.29	$0.08	$0.09	$0.17
Year ended December 31, 2018	$5.33	$0.05	$(0.03)	$0.02
Davis Government Bond Fund Class C:
Year ended December 31, 2022	$5.27	$(0.02)	$(0.29)	$(0.31)
Year ended December 31, 2021	$5.39	$(0.03)	$(0.09)	$(0.12)
Year ended December 31, 2020	$5.36	$(0.01)	$0.05	$0.04
Year ended December 31, 2019	$5.28	$0.04	$0.09	$0.13
Year ended December 31, 2018	$5.31	$–[e]	$(0.02)	$(0.02)
Davis Government Bond Fund Class Y:
Year ended December 31, 2022	$5.34	$0.04	$(0.31)	$(0.27)
Year ended December 31, 2021	$5.45	$0.02	$(0.09)	$(0.07)
Year ended December 31, 2020	$5.41	$0.05	$0.05	$0.10
Year ended December 31, 2019	$5.34	$0.10	$0.07	$0.17
Year ended December 31, 2018	$5.37	$0.06	$(0.02)	$0.04

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.15)	$(2.67)	$–	$(2.82)	$33.23	(14.08)%	$265,763	0.94%	0.94%	0.78%	12%
$(0.06)	$(3.81)	$–	$(3.87)	$41.91	24.96%	$338,626	0.93%	0.93%	0.27%	24%
$(0.16)	$(0.90)	$–	$(1.06)	$36.67	12.79%	$288,208	0.94%	0.94%	0.24%	17%
$(0.13)	$(1.63)	$–	$(1.76)	$33.47	25.49%	$310,954	0.93%	0.93%	0.38%	15%
$–	$(4.11)	$–	$(4.11)	$28.10	(13.50)%	$290,970	0.94%	0.94%	0.28%	44%

$–	$(2.67)	$–	$(2.67)	$23.72	(14.76)%	$12,419	1.76%	1.75%	(0.03)%	12%
$–	$(3.81)	$–	$(3.81)	$30.92	23.92%	$19,048	1.75%	1.75%	(0.55)%	24%
$–	$(0.90)	$–	$(0.90)	$28.06	11.88%	$18,861	1.76%	1.76%	(0.58)%	17%
$–	$(1.63)	$–	$(1.63)	$25.90	24.49%	$26,309	1.74%	1.74%	(0.43)%	15%
$–	$(4.11)	$–	$(4.11)	$22.14	(14.19)%	$33,186	1.71%	1.71%	(0.49)%	44%

$(0.25)	$(2.67)	$–	$(2.92)	$35.65	(13.85)%	$193,559	0.69%	0.69%	1.03%	12%
$(0.17)	$(3.81)	$–	$(3.98)	$44.73	25.23%	$245,602	0.70%	0.70%	0.50%	24%
$(0.25)	$(0.90)	$–	$(1.15)	$38.93	13.06%	$197,698	0.69%	0.69%	0.49%	17%
$(0.21)	$(1.63)	$–	$(1.84)	$35.47	25.76%	$184,781	0.70%	0.70%	0.61%	15%
$–	$(4.11)	$–	$(4.11)	$29.70	(13.30)%	$197,887	0.69%	0.69%	0.53%	44%

$(0.04)	$–	$–	$(0.04)	$4.98	(5.29)%	$17,818	1.26%	1.00%	0.43%	3%
$(0.03)	$–	$–	$(0.03)	$5.30	(1.48)%	$21,719	1.17%	1.00%	0.08%	26%
$(0.05)	$–	$–	$(0.05)	$5.41	1.69%	$27,045	1.10%	1.04%	0.67%	–%[f]
$(0.09)	$–	$–	$(0.09)	$5.37	3.23%	$24,216	1.09%	1.05%	1.59%	13%
$(0.06)	$–	$–	$(0.06)	$5.29	0.42%	$25,297	1.13%	1.12%	0.91%	28%

$–	$–	$–	$–	$4.96	(5.88)%	$542	2.84%	1.75%	(0.32)%	3%
$–	$–	$–	$–	$5.27	(2.23)%	$594	2.35%	1.75%	(0.67)%	26%
$(0.01)	$–	$–	$(0.01)	$5.39	0.81%	$1,804	2.25%	1.78%	(0.07)%	–%[f]
$(0.05)	$–	$–	$(0.05)	$5.36	2.47%	$811	2.31%	1.80%	0.84%	13%
$(0.01)	$–	$–	$(0.01)	$5.28	(0.32)%	$2,026	1.98%	1.97%	0.06%	28%

$(0.05)	$–	$–	$(0.05)	$5.02	(5.01)%	$3,100	0.95%	0.75%	0.68%	3%
$(0.04)	$–	$–	$(0.04)	$5.34	(1.22)%	$2,096	0.97%	0.75%	0.33%	26%
$(0.06)	$–	$–	$(0.06)	$5.45	1.94%	$1,965	0.95%	0.79%	0.92%	–%[f]
$(0.10)	$–	$–	$(0.10)	$5.41	3.29%	$2,175	0.93%	0.80%	1.84%	13%
$(0.07)	$–	$–	$(0.07)	$5.34	0.83%	$1,980	0.94%	0.91%	1.12%	28%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2022	$1.000	$0.011	$–	$0.011
Year ended December 31, 2021	$1.000	$–[h]	$–	$–[h]
Year ended December 31, 2020	$1.000	$0.002	$–	$0.002
Year ended December 31, 2019	$1.000	$0.017	$–	$0.017
Year ended December 31, 2018	$1.000	$0.013	$–	$0.013
Davis Financial Fund Class A:
Year ended December 31, 2022	$54.17	$0.78	$(5.61)	$(4.83)
Year ended December 31, 2021	$43.93	$0.55	$13.27	$13.82
Year ended December 31, 2020	$49.35	$0.54	$(3.50)	$(2.96)
Year ended December 31, 2019	$42.20	$0.64	$10.44	$11.08
Year ended December 31, 2018	$51.94	$0.54	$(6.51)	$(5.97)
Davis Financial Fund Class C:
Year ended December 31, 2022	$42.70	$0.31	$(4.42)	$(4.11)
Year ended December 31, 2021	$35.12	$0.10	$10.59	$10.69
Year ended December 31, 2020	$39.91	$0.19	$(2.88)	$(2.69)
Year ended December 31, 2019	$34.67	$0.23	$8.51	$8.74
Year ended December 31, 2018	$43.27	$0.12	$(5.37)	$(5.25)
Davis Financial Fund Class Y:
Year ended December 31, 2022	$56.24	$0.94	$(5.84)	$(4.90)
Year ended December 31, 2021	$45.52	$0.70	$13.75	$14.45
Year ended December 31, 2020	$51.04	$0.65	$(3.60)	$(2.95)
Year ended December 31, 2019	$43.56	$0.78	$10.76	$11.54
Year ended December 31, 2018	$53.50	$0.68	$(6.71)	$(6.03)
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2022	$55.56	$0.43	$(9.14)	$(8.71)
Year ended December 31, 2021	$44.32	$0.22	$11.18	$11.40
Year ended December 31, 2020	$42.70	$0.32	$1.64	$1.96
Year ended December 31, 2019	$36.23	$0.56	$6.78	$7.34
Year ended December 31, 2018	$39.80	$0.42	$(3.59)	$(3.17)
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2022	$55.46	$0.06	$(9.10)	$(9.04)
Year ended December 31, 2021	$44.45	$(0.17)	$11.18	$11.01
Year ended December 31, 2020	$42.82	$0.03	$1.64	$1.67
Year ended December 31, 2019	$36.34	$0.25	$6.78	$7.03
Year ended December 31, 2018	$39.94	$0.15	$(3.63)	$(3.48)
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2022	$55.80	$0.59	$(9.18)	$(8.59)
Year ended December 31, 2021	$44.51	$0.38	$11.23	$11.61
Year ended December 31, 2020	$42.89	$0.45	$1.64	$2.09
Year ended December 31, 2019	$36.39	$0.69	$6.81	$7.50
Year ended December 31, 2018	$39.98	$0.56	$(3.62)	$(3.06)

Financial Highlights - (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.011)	$–	$–	$(0.011)	$1.000	1.12%	$123,436	0.60%[g]	0.45%[g]	1.04%	NA
$–[h]	$–	$–	$–[h]	$1.000	0.04%	$146,416	0.52%	0.03%	0.04%	NA
$(0.002)	$–	$–	$(0.002)	$1.000	0.23%	$145,903	0.54%	0.35%	0.23%	NA
$(0.017)	$–	$–	$(0.017)	$1.000	1.74%	$148,805	0.53%	0.53%	1.74%	NA
$(0.013)	$–	$–	$(0.013)	$1.000	1.30%	$183,689	0.58%[g]	0.58%[g]	1.27%	NA

$(0.81)	$(0.82)	$–	$(1.63)	$47.71	(8.91)%	$378,784	0.95%	0.95%	1.57%	10%
$(0.64)	$(2.94)	$–	$(3.58)	$54.17	31.46%	$450,121	0.94%	0.94%	1.00%	9%
$(0.58)	$(1.88)	$–	$(2.46)	$43.93	(5.88)%	$352,567	0.96%	0.96%	1.37%	9%
$(0.68)	$(3.25)	$–	$(3.93)	$49.35	26.31%	$463,892	0.94%	0.94%	1.37%	6%
$(0.51)	$(3.26)	$–	$(3.77)	$42.20	(11.78)%	$463,024	0.94%	0.94%	1.04%	18%

$(0.33)	$(0.82)	$–	$(1.15)	$37.44	(9.61)%	$60,375	1.73%	1.73%	0.79%	10%
$(0.17)	$(2.94)	$–	$(3.11)	$42.70	30.44%	$79,368	1.71%	1.71%	0.23%	9%
$(0.22)	$(1.88)	$–	$(2.10)	$35.12	(6.61)%	$66,095	1.75%	1.75%	0.58%	9%
$(0.25)	$(3.25)	$–	$(3.50)	$39.91	25.27%	$114,489	1.72%	1.72%	0.59%	6%
$(0.09)	$(3.26)	$–	$(3.35)	$34.67	(12.43)%	$122,240	1.70%	1.70%	0.28%	18%

$(0.96)	$(0.82)	$–	$(1.78)	$49.56	(8.70)%	$404,375	0.72%	0.72%	1.80%	10%
$(0.79)	$(2.94)	$–	$(3.73)	$56.24	31.76%	$496,530	0.70%	0.70%	1.24%	9%
$(0.69)	$(1.88)	$–	$(2.57)	$45.52	(5.67)%	$347,683	0.74%	0.74%	1.59%	9%
$(0.81)	$(3.25)	$–	$(4.06)	$51.04	26.54%	$497,906	0.72%	0.72%	1.59%	6%
$(0.65)	$(3.26)	$–	$(3.91)	$43.56	(11.55)%	$496,436	0.70%	0.70%	1.28%	18%

$(0.50)	$(0.70)	$–	$(1.20)	$45.65	(15.64)%	$104,140	1.00%	1.00%	0.88%	9%
$(0.16)	$–	$–	$(0.16)	$55.56	25.73%	$128,558	0.98%	0.98%	0.41%	19%
$(0.34)	$–	$–	$(0.34)	$44.32	4.75%	$105,201	1.02%	1.02%	0.82%	5%
$(0.78)	$(0.09)	$–	$(0.87)	$42.70	20.33%	$116,911	1.01%	1.01%	1.41%	17%
$(0.40)	$–	$–	$(0.40)	$36.23	(8.02)%	$108,613	1.01%	1.01%	1.07%	54%

$(0.21)	$(0.70)	$–	$(0.91)	$45.51	(16.28)%	$2,179	1.97%	1.75%	0.13%	9%
$–	$–	$–	$–	$55.46	24.77%	$3,538	1.89%	1.75%	(0.36)%	19%
$(0.04)	$–	$–	$(0.04)	$44.45	3.93%	$4,620	1.87%	1.79%	0.05%	5%
$(0.46)	$(0.09)	$–	$(0.55)	$42.82	19.38%	$8,349	1.81%	1.80%	0.62%	17%
$(0.12)	$–	$–	$(0.12)	$36.34	(8.72)%	$11,172	1.76%	1.76%	0.32%	54%

$(0.66)	$(0.70)	$–	$(1.36)	$45.85	(15.37)%	$78,348	0.68%	0.68%	1.20%	9%
$(0.32)	$–	$–	$(0.32)	$55.80	26.13%	$96,889	0.66%	0.66%	0.73%	19%
$(0.47)	$–	$–	$(0.47)	$44.51	5.08%	$73,018	0.69%	0.69%	1.15%	5%
$(0.91)	$(0.09)	$–	$(1.00)	$42.89	20.72%	$72,470	0.69%	0.69%	1.73%	17%
$(0.53)	$–	$–	$(0.53)	$36.39	(7.72)%	$60,702	0.68%	0.68%	1.40%	54%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2022	$55.53	$0.77	$(15.60)	$(14.83)
Year ended December 31, 2021	$39.23	$0.42	$16.46	$16.88
Year ended December 31, 2020	$43.59	$0.49	$(4.15)	$(3.66)
Year ended December 31, 2019	$35.75	$0.78	$8.27	$9.05
Year ended December 31, 2018	$39.70	$0.81	$(2.60)	$(1.79)
Davis Real Estate Fund Class C:
Year ended December 31, 2022	$55.51	$0.40	$(15.58)	$(15.18)
Year ended December 31, 2021	$39.23	$0.05	$16.43	$16.48
Year ended December 31, 2020	$43.57	$0.24	$(4.18)	$(3.94)
Year ended December 31, 2019	$35.75	$0.45	$8.24	$8.69
Year ended December 31, 2018	$39.69	$0.48	$(2.59)	$(2.11)
Davis Real Estate Fund Class Y:
Year ended December 31, 2022	$56.31	$0.88	$(15.81)	$(14.93)
Year ended December 31, 2021	$39.78	$0.52	$16.71	$17.23
Year ended December 31, 2020	$44.21	$0.59	$(4.24)	$(3.65)
Year ended December 31, 2019	$36.27	$0.88	$8.39	$9.27
Year ended December 31, 2018	$40.25	$0.91	$(2.63)	$(1.72)

[a]	Per share calculations were based on average shares outstanding for the period (other than Davis Government Money Market Fund).

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]	Less than $0.005 per share.

Financial Highlights - (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.74)	$(1.32)	$–	$(2.06)	$38.64	(26.74)%	$99,332	0.95%	0.95%	1.65%	22%
$(0.58)	$–	$–	$(0.58)	$55.53	43.24%	$152,743	0.95%	0.95%	0.88%	25%
$(0.57)	$(0.13)	$–	$(0.70)	$39.23	(8.23)%	$118,502	0.97%	0.97%	1.34%	18%
$(0.52)	$(0.69)	$–	$(1.21)	$43.59	25.39%	$157,718	0.98%	0.98%	1.84%	18%
$(0.86)	$(1.30)	$–	$(2.16)	$35.75	(4.52)%	$124,763	0.97%	0.97%	2.09%	44%

$(0.37)	$(1.32)	$–	$(1.69)	$38.64	(27.32)%	$2,277	1.93%	1.75%	0.85%	22%
$(0.20)	$–	$–	$(0.20)	$55.51	42.10%	$4,000	1.87%	1.75%	0.08%	25%
$(0.27)	$(0.13)	$–	$(0.40)	$39.23	(8.99)%	$3,578	1.89%	1.79%	0.52%	18%
$(0.18)	$(0.69)	$–	$(0.87)	$43.57	24.33%	$6,422	1.82%	1.80%	1.02%	18%
$(0.53)	$(1.30)	$–	$(1.83)	$35.75	(5.30)%	$6,268	1.83%	1.83%	1.23%	44%

$(0.86)	$(1.32)	$–	$(2.18)	$39.20	(26.56)%	$79,048	0.72%	0.72%	1.88%	22%
$(0.70)	$–	$–	$(0.70)	$56.31	43.56%	$103,411	0.72%	0.72%	1.11%	25%
$(0.65)	$(0.13)	$–	$(0.78)	$39.78	(8.11)%	$69,166	0.79%	0.79%	1.52%	18%
$(0.64)	$(0.69)	$–	$(1.33)	$44.21	25.69%	$103,800	0.77%	0.77%	2.05%	18%
$(0.96)	$(1.30)	$–	$(2.26)	$36.27	(4.27)%	$62,874	0.74%	0.74%	2.32%	44%

f	Less than 0.50%.

g
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2022 would have been 0.55% and 0.40%, respectively, and for the year ended December 31, 2018 would have both been 0.49%.

h	Less than $0.0005 per share.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the Funds), including the schedules of investments, as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Minneapolis, Minnesota
February 22, 2023

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2023, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2022. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2022 with their 2022 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2022, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends*	$2,463,278	$208,897	$1,212,448	$15,222,053	$2,253,264	$3,973,380
Income qualifying for corporate dividends-received deduction	$2,463,278	$–	$–	$12,550,430	$2,253,264	$–
	100%			82%	100%
Qualified dividend income	$2,463,278	$–	$–	$15,222,053	$2,253,264	$41,687
	100%			100%	100%	1%
Section 199A - Qualified business income deduction	$–	$–	$–	$–	$–	$3,931,693
						99%
Long-term capital gain distributions**	$35,091,344	$–	$–	$13,613,224	$2,775,242	$5,937,422

* Davis Real Estate Fund paid ordinary distributions in the amount of $3,596,271. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of ordinary income.  As a result, the Fund designated ordinary distributions in the amount of $3,973,380.

** Davis Financial Fund designated long-term capital gain distributions in the amount of $18,472,433. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

The Funds may, on occasion, mail notices, reports, prospectuses, or proxy material to shareholders. To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of these items to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you have a direct account with the Funds and you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Your instructions will become effective within 30 days of your notice to the Davis Funds.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

John S. Gates Jr. (08/02/53) Director since 2007	Executive Chairman, TradeLane Properties LLC (industrial real estate company).	13	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13	Director, Graham Holdings Company (educational and media company); Director, Cable ONE Inc. (cable service provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Lara N. Vaughan (04/20/69) Director since 2021	Chief Executive Officer and Chief Financial Officer of Parchman, Vaughan & Company, L.L.C. (investment bank).	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13	Chairperson, Modine Manufacturing Company (heat transfer technology); Director, Fifth Third Bancorp (diversified financial services); Director, Crown Holdings, Inc. (manufacturing company).
Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company); Director, Berkshire Hathaway
Inc. (financial services).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Lisa J. Cohen (born 04/25/89, Davis Funds officer since 2021). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Senior Attorney, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Michaela McLoughry (born 03/21/81, Davis Funds officer since 2023). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
4200 Wells Fargo Center
90 South 7th Street
Minneapolis, MN 55402

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board of Directors has determined that independent director Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2022 and December 31, 2021 were $171,614 and $159,824, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2022 and December 31, 2021 were $54,228 and $50,250, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2022 and December 31, 2021 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2022 and December 31, 2021.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Directors.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2023

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 22, 2023